UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 1, 2020

Commission File Number: 0-29923

Orbital Energy Group, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 8.01 Other Events

EXPLANATORY NOTE

Orbital Energy Group, Inc. (the “Company”) is filing this Amendment No. 2 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “SEC”) on July 31, 2020 (the “Original Form 8-K/A”), solely to add this Explanatory Note, which was inadvertently omitted from the Original Form 8-K/A, to disclose that the Company had filed the Original Form 8-K after the June 16, 2020 deadline applicable to the Company for the filing in reliance on the 45-day extension provided by an order issued by the SEC under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) Granting Exemptions from Specified Provisions of the Exchange Act and Certain Rules Thereunder, dated March 4, 2020 (Release No. 34-88318), as modified and superseded by a new SEC order under Section 36 of the Exchange Act Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (collectively, the “Order”).

On June 16, 2020, the Company filed a Current Report on Form 8-K (the “Form 8-K”) to indicate its intention to rely on the Order for such extension. Specifically, the Company disclosed that the Company’s operations, including Reach Construction Group, LLC, have experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. As a result, the Company, including its new acquisition, Reach Construction Group, LLC, has been following the recommendations of local health authorities to minimize exposure risk to COVID-19 for its team members for the past several months, which has included having team members work remotely. Working remotely slowed work by Reach Construction Group personnel to complete required financial reports. Those internal delays in turn delayed the audit work necessary to finalize the Rule 3-05 financial statements and Article 11 pro forma statements. Therefore, due to COVID-19’s impact on the Company’s operations, the Company was unable to file the Original Form 8-K/A prior to the due date. Consistent with the Company’s statements made in the Form 8-K, the Company filed its Original Form 8-K/A on July 31, 2020 (which was within the permitted timeframe of the Order).

Except as described above, this Amendment does not amend, modify or update the information in, or exhibits to, the Original Form 8-K/A. Furthermore, this Amendment does not change any previously reported financial results nor does it reflect events occurring after the filing of the Original Form 8-K/A. This Amendment should be read in conjunction with the Original Form 8-K/A and with the Company’s other filings made with the SEC. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 4th day of August 2020.

Orbital Energy Group, Inc.

(Registrant)

By:	/s/ Daniel N. Ford
Daniel N. Ford
Chief Financial Officer